Exhibit 32

                     CERTIFICATION OF CHIEF FNANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                              AS ADOPTED PUSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10QSB for the quarter ended January 31, 2004, fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respect the financial condition and results of operations of Vitro Diagnostics, Inc.


Date:  March 15, 2004

                                       /s/  James R. Musick
                                          -------------------------------
                                           Name:  James R. Musick
                                           Title: President, Chief Executive and
                                           Principal Financial Officer
                                           Vitro Diagnostics, Inc.